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                                   5,234,616

                                 HYDRIL COMPANY
                     COMMON STOCK, PAR VALUE $.50 PER SHARE

                              UNDERWRITING AGREEMENT
                              ----------------------


                                                                   May ___, 2001

Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
Dain Rauscher Incorporated
Simmons & Company International,
  As Representatives of the Several Underwriters,
  c/o Credit Suisse First Boston Corporation,
  Eleven Madison Avenue,
   New York, NY 10010-3629

Dear Sirs:

     1. Introductory. The stockholders listed in Schedule A hereto ("SELLING STOCKHOLDERS") propose severally to sell an aggregate of 4,551,840 outstanding shares ("FIRM SECURITIES") of the common stock, par value $.50 per share ("SECURITIES") of Hydril Company, a Delaware corporation ("COMPANY"), and also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 682,776 additional outstanding shares ("OPTIONAL SECURITIES") of the Company's Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Company and the Selling Stockholders hereby agree with the several Underwriters named in Schedule B hereto ("UNDERWRITERS") as follows:

     2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

          (i) A registration statement (No. 333-59748) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement may be proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the
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     execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
     Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or

                                       2
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     omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

          (iii) Exhibit 21.1 to the Registration Statement sets forth the name and jurisdiction of organization of all of the subsidiaries of the Company excluding certain subsidiaries of the Company none of which, when combined with all other such subsidiaries so excluded, would constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X. Each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, business, properties or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "MATERIAL ADVERSE EFFECT");

          (iv) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

          (v) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Offered Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized and are, or with respect to the Offered Securities, as of the applicable Closing Date, will be, validly issued, fully paid and nonassessable; the certificates for the Offered Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Offered Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

          (vi) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Description of Capital Stock," "Business-Regulation," "Risk Factors-Limitations on our ability to protect our intellectual property rights could cause a loss in revenues and any competitive advantage we hold, - Environmental compliance costs and liabilities could have a material adverse effect on our financial condition, - Provisions of our charter, bylaws and our note agreement may discourage acquisition bids and cause our common stock to trade at a discount to where it otherwise may trade, and - Future sales of our common stock could adversely affect its market price," insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

          (vii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

          (viii) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                                       3
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          (ix) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

          (x) Neither the sale of the Offered Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) the charter or by-laws of the Company or any of its subsidiaries, (B) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

          (xi) Except for the rights of the Selling Stockholders to sell the Offered Securities set forth in Schedule A, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement that have not been validly waived.

          (xii) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

          (xiii) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (A) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (B) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

          (xiv) Except as would not have, individually or in the aggregate, a Material Adverse Effect, each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

          (xv) Neither the Company nor any subsidiary is in violation or default of (A) any provision of its charter or bylaws, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except where, in the case of clauses
     (B) and (C) above, such violation or default could not reasonably be expected to have a Material Adverse Effect.

          (xvi) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with

                                       4
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     respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

          (xvii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

          (xviii) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

          (xix) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

          (xx) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

          (xxi) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

          (xxii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxiii) The Company has not taken, directly or indirectly, any action that has constituted or that was designed to or might reasonably be expected to cause or result in, under the Securities Exchange Act

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     of 1934, as amended ("EXCHANGE ACT") or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

          (xxiv) The Company and its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (B) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) except as set forth in or contemplated in the Prospectus, have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Prospectus, neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          (xxv) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

          (xxvi) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. The Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

          (xxvii) Hydril Private Limited and Hydril, S.A. de C.V. are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X (the "SIGNIFICANT SUBSIDIARIES").

          (xxviii) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted. Except as set forth in the Prospectus, (A) to the Company's knowledge, there are no rights of third parties to any such Intellectual Property; (B) to the Company's knowledge, there is no material infringement by third parties of any such Intellectual Property; (C) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (E) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such

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     claim; (F) there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (G) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

          (xxix) The statements contained in the Prospectus under the captions "Risk Factors -- Risks Relating to Our Business -- Limitations on our ability to protect our intellectual property rights could cause a loss in revenues and any competitive advantage we hold" and "Business -- Our Emphasis on Research and Development" as well as other references in the Prospectus to patent and licensing matters, insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

          (xxx) The Company has duly inquired as to the NASD membership or affiliation of each of the Selling Stockholders and, other than as expressly communicated to the Representatives or their counsel, no such NASD membership or affiliation exists.

          (xxxi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

          (xxxii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     (b) Each Selling Stockholder, (other than Booth & Co. with respect to paragraph (b)(v) of this Section 2) severally and not jointly represents and warrants to, and agrees with, the several Underwriters that:

          (i) Such Selling Stockholder is the record and beneficial owner of the Offered Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims, other than pursuant to the Custody Agreement and Power of Attorney dated April 2001 by and among Jerry Cox, Patrick Seaver, O'Melveny & Myers LLP, and the Selling Stockholders (the "Custody Agreement"), and, assuming that each Underwriter acquires its interest in the Offered Securities it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), each Underwriter that has purchased such Offered Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Offered Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Offered Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Offered Securities.

          (ii) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or

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     otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

          (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters and such other approvals as have been obtained.

          (iv) Neither the sale of the Offered Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or, as applicable, the charter or by-laws of such Selling Stockholder or the terms of any indenture or other agreement or instrument to which such Selling Stockholder or, as applicable, any of its subsidiaries is a party or bound, except where such conflict with, breach or violation of, or default under such indenture or other agreement or instrument does not have a materially adverse effect on the sale of the Offered Securities being sold by such Selling Stockholder, the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder, or any judgment, order or decree applicable to such Selling Stockholder or, as applicable, any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder or, as applicable, any of its subsidiaries.

          (v) Such Selling Stockholder is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its Significant Subsidiaries; and the sale of Offered Securities by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its Significant Subsidiaries which is not set forth in the Prospectus or any supplement thereto.

          (vi) In respect of any statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (a)(ii) of this Section.

          (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

     Any certificate signed by, or on behalf of, any Selling Stockholder or any officer thereof and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder, at
a purchase price of $            per share, that number of Firm Securities
(rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

     Certificates in negotiable form for the Class B Common Stock convertible into the Offered Securities have been placed in custody, for delivery under this Agreement, under the Custody Agreement made with O'Melveny & Myers LLP, as custodian ("CUSTODIAN"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for such Selling Stockholder under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. Each Selling Stockholder agrees that if such Selling Stockholder is an individual and should die, or if a trust and such trust's trustee or trustees should die, or if any other such event should occur, or if such trust should terminate, before the delivery of the Offered Securities hereunder, certificates for the Offered Securities being sold by such Selling Stockholder shall be caused to be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

     The Attorneys-in-Fact pursuant to the Custody Agreement shall instruct the Custodian to, and upon such instructions the Custodian shall, cause to be delivered the Firm Securities to the Representatives for the accounts of the Underwriters at the office of Vinson & Elkins L.L.P., 2300 First City Tower, Houston, Texas 77002, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank or banks specified by the Selling Stockholders and reasonably acceptable to CSFBC drawn to the order of each Selling Stockholder, as applicable, at the
office of Vinson & Elkins L.L.P. at 10:00 A.M., New York time, on             ,
or at such other time not later than seven full business days thereafter as CSFBC and the Attorneys-in-Fact determine, such time being herein referred to as the "FIRST CLOSING DATE". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of ChaseMellon Shareholder Services at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholders in Schedule A hereto under the caption "Number of Optional Securities to be Sold" and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFBC to eliminate fractions). Such Optional Securities shall be purchased from each Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time within such 30 day period and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Selling Stockholders.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Attorneys-in-Fact pursuant to the Custody Agreement shall instruct the Custodian to, and upon such instructions the Custodian shall, cause to be delivered the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters at the office of Vinson & Elkins L.L.P., 2300 First City Tower, Houston, Texas 77002, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank or banks specified by the Selling Stockholders and reasonably acceptable to CSFBC drawn to the order of each Selling Stockholder, as applicable, at the above office of Vinson & Elkins L.L.P.

The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of ChaseMellon Shareholder Services at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company and the Selling Stockholders. (a) The Company agrees with the several Underwriters and the Selling Stockholders that:

          (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (ii) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (iii) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (iv) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (v) The Company will furnish to the Representatives copies of each Registration Statement, five of which will be signed and will include all exhibits, each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (vi) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (vii) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (viii) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except grants of employee or director stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof.

          (ix) The Company will pay all expenses incident to the performance of the obligations of the Selling Stockholders and the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, provided, however, that the Selling Stockholders agree to pay their proportionate share of the underwriting discount or commission, any stamp or transfer taxes applicable to their Offered Securities and the fees and expenses of counsel (other than one counsel retained on behalf of the Selling Stockholders by the Company at its expense), accountants and tax advisors retained by such Selling Stockholders.

     (b) Each Selling Stockholder agrees with the several Underwriters and the Company that each Selling Stockholder has validly executed and delivered to the Underwriters or contemporaneously with the execution of this Agreement shall validly execute and deliver to the Underwriters a lock-up agreement in the form attached hereto as Annex A.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional

Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder, including the obligations of the Selling Stockholders under Section 5(b)[(ii)], and to the following additional conditions precedent:

     (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touch LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

          (i) in their opinion the financial statements examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

          (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

          (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

               (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

               (C) for the period from the closing date of the latest statement of operations included in the Prospectus to the closing date of the latest available statement of operations read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest statement of operations included in the Prospectus, in consolidated net sales or net operating income in the total or per share amounts of consolidated net income;

          except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

     (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later that 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

     (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or The Nasdaq National Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

     (d) The Representatives shall have received an opinion, dated such Closing Date, of Baker Botts L.L.P., counsel for the Company, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of Texas, Louisiana, California, Alaska and Wyoming;

          (ii) All outstanding shares of capital stock of the subsidiaries listed on Exhibit 21.1 to the Registration Statement are owned by the Company either directly or through wholly owned subsidiaries, except as set forth on Exhibit 21.1, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance, except as set forth in Annex B;

          (iii) (A) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus; and (B) the outstanding shares of Common Stock (including the Offered Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Offered Securities have been duly authorized for trading on the Nasdaq National Market; the certificates for the Offered Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or, to the knowledge of such counsel after due inquiry, other rights to subscribe for the Offered Securities; and, to the knowledge of such counsel after due inquiry, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

          (iv) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Business-Regulation", "Risk Factors - Limitations on our ability to protect our intellectual property rights could cause a loss in revenues and any competitive advantage we hold, - Environmental compliance costs and liabilities could have a material adverse effect on our financial condition, - Provisions of our charter, bylaws and our note agreement may discourage acquisition bids and cause our common stock to trade at a discount to where it otherwise may trade, and - Future sales of our common stock could adversely affect its market price," insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

          (v) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

          (vi) This Agreement has been duly authorized, executed and delivered by the Company;

          (vii) The Company is not and, after giving effect to the offering and sale of the Offered Securities will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

          (viii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

          (ix) Neither the sale of the Offered Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (A) the charter or by-laws of the Company, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject and which is listed on Annex C, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties; and

          (x) Except for the rights of the Selling Stockholders to sell the Offered Securities set forth in Schedule A, to the knowledge of such counsel after due inquiry, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     In addition, such counsel shall state that in connection with the preparation of the Registration Statement and the Prospectus, such counsel has participated in various discussions and meetings with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy and completeness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraph
(iii)(A) and (iv) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes it to believe that the Registration Statement (other than the (i) financial statements and related schedules contained therein or omitted therefrom (including the notes to the financial statements and auditors' reports on the financial statements) and (ii) the other financial information contained therein or omitted therefrom) at the time such Registration Statement became effective or was last deemed amended contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements and related schedules contained therein or omitted therefrom (including the notes to the financial statements and the auditors' reports on the financial statements) and
(ii) the other financial information contained therein or omitted therefrom, as to which such counsel need not express an opinion) at the date of such Prospectus and on the applicable Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may (A) rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials and (B) limit their opinion to the Delaware General Corporation Law, the general contract law of the State of New York, the laws of the United States of America and the laws of the State of Texas, in each case as in effect on the date of such opinion.

     (e) The Representatives shall have received an opinion, dated such Closing Date, of Allen & Overy Shook Lin & Bok, foreign counsel for the Company, to the effect that:

          (i) Hydril Private Limited has been duly incorporated and is validly existing as a company under the Singapore Companies Act Cap. 50, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a Singapore incorporated company;

          (ii) All 829,452 shares of capital stock of Hydril Private Limited have been duly and validly authorized and issued and are fully paid, and all 829,452 shares of Hydril Private Limited are owned by the Company free and clear of any registered security interest and, to the knowledge of such counsel, any other security interest, claim, lien or encumbrance, except for those referenced in such opinion; and

          (iii) Neither the sale of the Offered Securities, nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of Hydril Private Limited pursuant to, (A) the Memorandum and Articles of Association of Hydril Private Limited, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Hydril Private Limited is a party or bound or to which their property is subject and which is listed on an annex to such opinion, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to Hydril Private Limited of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Hydril Private Limited or any of its properties.

     (f) The Representatives shall have received an opinion, dated such Closing Date, of Baker & McKenzie, foreign counsel for the Company to the effect that:

          (i) Hydril, S.A. de C.V. (the "Mexican Subsidiary") has been duly incorporated and is validly existing as a corporation under the laws of Mexico with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, which is the service and sale for threading and tubing used in petroleum exploration and exploitation;

          (ii) All the outstanding shares of capital stock of the Mexican Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus and except for the pledge described in Annex B, all of such outstanding shares are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance; and

          (iii) Neither the sale of the Offered Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Mexican Subsidiary pursuant to, (A) the charter or by-laws of the Mexican Subsidiary, (B) the terms of any agreements listed on an annex to such opinion, or (C) any statute, law, rule or regulation or, to the knowledge of such counsel, judgment, order or decree applicable to the Mexican Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Mexican Subsidiary or any of its properties.

     (g) The Representatives shall have received an opinion, dated such Closing Date, of Rosenthal & Osha L.L.P., intellectual property counsel for the Company to the effect that:

          (i) The Company owns or has obtained licenses for all Intellectual Property (as defined below) rights owned or used by or licensed to the Company; "Intellectual Property" means and includes patents, applications for patents, trademarks and service marks, applications to register trademarks and service marks, and trade secrets and other proprietary confidential information;

          (ii) Except as described in the Prospectus, to such counsel's actual knowledge, (A) no third parties have any rights under or to the Intellectual Property owned by the Company that is necessary for the conduct of its business; (B) there is no material infringement by third parties of any such Intellectual Property; (C) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to such Intellectual Property, and such counsel is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of such Intellectual Property, and such counsel is unaware of any facts which would form a reasonable basis for any such claim; (E) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, and such counsel is unaware of any facts which would form a reasonable basis for any such claim; (F) there is no patent or patent application which contains claims that dominate any claim of an issued patent owned by the Company; and (G) there is no prior art that should render any patent held by the Company invalid or any patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office;

          (iii) (A) The statements in the Prospectus under the captions "Risk Factors -- Risks Relating to Our Business -- Limitations on our ability to protect our intellectual property rights could cause a loss in revenues and any competitive advantage we hold" and "Business -- Our Emphasis on Research and Development" and (B) other references in the Prospectus to patent and licensing matters (collectively, the "Statements"), insofar as such Statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate and fairly present the information purported to be shown;

          (iv) The Statements, as of the date thereof, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make such Statements not misleading in the context in which they are made; and

          (v) Schedule A to such opinion is a listing of all of the Company's Intellectual Property, and, with respect to the patent applications listed on such Schedule A, such counsel is unaware of any defects in the prosecution of any such applications that would irrevocably foreclose pursuit of the patent rights thereunder.

     (h) The Representatives shall have received an opinion, dated such Closing Date, of O'Melveny and Myers LLP, counsel for the Selling Stockholders, to the effect that:

          (i) This Agreement and the Custody Agreement have been duly authorized, executed and delivered by each of The Seaver Institute, the Trust Under Paragraph VIII of the Will of Frank R. Seaver, Deceased, the Trust under Paragraph V of the Will of Frank R. Seaver, Deceased and the Richard C. Seaver Living Trust (collectively, the "Named Stockholder"), the Custody Agreement is valid and binding on the Named Stockholders and each Named Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Offered Securities being sold by such Named Stockholder hereunder;

          (ii) Assuming that each Underwriter acquires its interest in the Offered Securities it has purchased from each Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of both the New York and California Uniform Commercial Code), each Underwriter that has purchased such Offered Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Offered Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the New York and California Uniform Commercial
     Code) to such Offered Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the New York and California Uniform Commercial Code) may be asserted against such Underwriter with respect to such Offered Securities;

          (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Named Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

          (iv) Neither the sale of the Offered Securities being sold by any Named Stockholder nor the consummation of any other of the transactions herein contemplated by any Named Stockholder or the fulfillment of the terms hereof by any Named Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or, as applicable, the charter or By-laws of the Named Stockholder or the terms of any indenture or other agreement or instrument known to such counsel and to which any Named Stockholder or, as applicable, any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Named Stockholder or, as applicable, any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Named Stockholder or, as applicable, any of its subsidiaries.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of California, New York and, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders or responsible officers thereof and public officials.

     (i) The Representative shall have received an opinion, dated such Closing Date, of Gary Hanson, Esq., counsel for Pepperdine University (the "University"), to the effect that:

          (i) This Agreement and the Custody Agreement have been duly authorized, executed and delivered by the University, the Custody Agreement is valid and binding on the University and the University has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Offered Securities being sold by the University hereunder;

          (ii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the University of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

          (iii) Neither the sale of the Offered Securities being sold by the University nor the consummation of any other of the transactions herein contemplated by the University or the fulfillment of the terms hereof by the University will conflict with, result in a breach or violation of, or constitute a default under any law or, as applicable, the charter or By-laws of the University or the terms of any indenture or other agreement or instrument known to such counsel and to which the University or, as applicable, any of its affiliates is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the University or, as applicable, any of its affiliates of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the University or, as applicable, any of its affiliates.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of California, New York and, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of the University or responsible officers thereof and public officials.

     (j) The Representatives shall have received an opinion, dated such Closing Date, of Allard, Shelton & O'Connor, counsel for Pomona College (the "College"), to the effect that:

          (i) This Agreement and the Custody Agreement have been duly authorized, executed and delivered by the College, the Custody Agreement is valid and binding on the College and the College has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Offered Securities being sold by the College hereunder;

          (ii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the College of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

          (iii) Neither the sale of the Offered Securities being sold by the College nor the consummation of any other of the transactions herein contemplated by the College or the fulfillment of the terms hereof by the College will conflict with, result in a breach or violation of, or constitute a default under any law or, as applicable, the charter or By-laws of the College or the terms of any indenture or other agreement or instrument known to such counsel and to which the College or, as applicable, any of its affiliates is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the College or, as applicable, any of its affiliates of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the College or, as applicable, any of its affiliates.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of California, New York and, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of the College or responsible officers thereof and public officials.

     (k) The Representatives shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (l) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) or Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

     (m) The Representatives shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

  The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

  7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below, provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

     (b) Each Selling Stockholder severally will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, that a Selling Stockholder shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon written information provided by such Selling Stockholder to the Company specifically for inclusion in the Registration Statement, the Prospectus or any amendment or supplement thereto or contained in a representation or warranty given by such Selling Stockholder in this Agreement or the Custody Agreement and provided, further, that the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds (net of underwriting discounts and commissions) received by such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder.

     (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder, its directors, officers and trustees and each person, if any, who controls such Selling Stockholder within the meaning of the Act against any losses, claims, damages or liabilities to which such person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the

Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act and each Selling Stockholder, its directors, officers and trustees and each person, if any, who controls such Selling Stockholder within the meaning of the Act in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures and the text related to stabilization, syndicate covering transactions and penalty bids appearing under the caption "Underwriting."

     (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

     (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

  (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

  8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9, (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

  9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements contained in written certificates of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

  10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 3300 North Sam Houston Parkway East, Houston, Texas 77032-3411, Attention:
Michael C. Kearney, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to Kendall Bishop, O'Melveny & Myers LLP at 1999 Avenue of the Stars, Los Angeles, California 90067 ; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

  11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder.

  12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. Patrick Seaver and Jerry Cox, as Attorneys-in-Fact, will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by either of them will be binding upon all the Selling Stockholders.

  13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

  14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

  The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

  If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                _______________________________________________
                                Patrick Seaver on behalf of the Selling
                                Stockholders as Attorney-in-Fact


                                _______________________________________________
                                Jerry Cox on behalf of the Selling Stockholders as Attorney-in-Fact

                                Hydril Company


                                By:___________________________________
                                           [Insert title]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
Dain Raushcer Incorporated
Simmons & Company International

Acting on behalf of themselves and as the Representatives of the several Underwriters.

  By  Credit Suisse First Boston Corporation



  By:________________________________________
                 [Insert title]

                                    SCHEDULE A


                                                            NUMBER OF
                                      NUMBER OF              OPTIONAL
                                   FIRM SECURITIES          SECURITIES
      SELLING STOCKHOLDER            TO BE SOLD             TO BE SOLD
      -------------------          ---------------          ----------











Total.........................

                                   SCHEDULE B


                                                                NUMBER OF
                                                              FIRM SECURITIES
UNDERWRITER                                                   TO BE PURCHASED
-----------                                                   ---------------
Credit Suisse First Boston Corporation......................
Salomon Smith Barney Inc....................................
Bear, Stearns & Co. Inc.....................................
Dain Rauscher Incorporated..................................
Simmons & Company International.............................





    Total...................................................